Exhibit 32.1

                 CERTIFICATION BY THE CO-CHIEF EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


In connection with the Quarterly Report of Silgan Holdings Inc. (the "Company") on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, R. Philip Silver, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ R. Philip Silver
--------------------
R. Philip Silver
Co-Chairman of the Board and
Co-Chief Executive Officer

November 9, 2005


A signed original of this written statement required by Section 906 has been provided to Silgan Holdings Inc. and will be retained by Silgan Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.